SHARE PURCHASE AGREEMENT

THIS AGREEMENT is made as of the 30th day of December, 1997

BETWEEN:

INTERNATIONAL ALPHA MEDIA, INC,

(the "Purchaser)

- and -

ALPHA VENTURES INC.

("Alpha")

- and -

JOY ABERBACK and CALIBURN ENTERPRISES INC.

(collectively, the "Vendor")

WHEREAS the Vendor wishes to sell and the Purchaser wishes to purchase the Purchased Shares (as defined herein) on the terms set out herein;

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the covenants contained herein, the parties hereto agree as follows:

ARTICLE I
GENERAL CONTRACT PROVISIONS

1.1 Definitions. Whenever used in this agreement, unless there is something in the subject matter or context inconsistent therewith, the following words and terms shall have the following meanings, respectively:

"Assets" means, with respect to any Person, all the undertaking, property and assets of the Person, whether owned, licensed or leased, of every kind and description wheresoever situated;

"Balance Sheet Date" means November 15, 1997;

"Business" means the business carried on by the Company at the date hereof, consisting of the ownership, development and distribution of the EPP;

"Business Day" means a day other than a Saturday, Sunday or any day on which the principal commercial banks located at Toronto, Ontario are not open for business during normal banking hours;

"Closing" means the completion of the sale to and purchase by the Purchaser of the Purchased Shares contemplated herein;

"Closing Date" means the fifth business day after all regulatory approvals are obtained, or such earlier or later date as may be mutually acceptable to the Parties;

"Company" means Consolidated Sino Ventures Limited;

"Contingent Liability" means any liability which, under Generally Accepted Accounting Principles, would be considered a contingent liability of a Person and, without limiting the generality of the foregoing, includes any potential claim or liability under litigation or regulatory proceedings or in respect of any uninsured claim or in respect of any insured claim (such as co-insurance, a deductible or a policy limit);

"Contractual or Other Right or Obligation" means any form of written or oral agreement, contract, instrument, license, permit, registration, judgment, order, decree, indenture, lease, engagement, commitment, franchise, obligation, qualification, restriction or understanding;

"Debt" with respect to any Person means (i) any indebtedness, liability or obligation of such Person which, under Generally Accepted Accounting Principles, would be considered a liability for the purpose of balance sheet presentation,
(ii) all indebtedness, liability or obligation of such Person secured by any Encumbrance, whether or not the same is shared by any other Person, and (iii) all indebtedness, liability or obligation of another Person which that Person has, directly or indirectly, guaranteed, acted as surety or indemnitee, endorsed, assumed, accepted, factored with recourse, agreed to purchase or repurchase, or in respect of which such Person has agreed to provide any other form of financial assistance (including, without limitation, supplying or advancing funds, or maintaining solvency or working capital or equity or "take-or-pay" agreements or "keep-well" agreements) under which that Person is or may become liable;

"Effective Date" means the date of this agreement;

"Encumbrance" means any form of agreement, option, understanding, commitment equity, covenant, mortgage, charge, security interest, lien, adverse claim, pledge, demand, action, restriction, order, judgment, decree, encumbrance or right or privilege affecting or capable of affecting the title or right of ownership or ability to transfer or convey any property or asset;

"EPP" means Educational Publishing Products consisting of an interactive EFL Program and Stories Lost and Found: The Universe of Folklore ("Stories"), all as more particularly described in Schedule 2 hereof,

"Financial Statements" means the balance sheet of the Company as at November 15, 1997 and the accompanying statements of retained earnings and operations (loss) and changes in financial position and the notes thereto for the period then ended which balance sheet and accompanying statements are annexed hereto as
Schedule 1;

"Interim Period" means the period between the close of business on the Effective Date and the Time of Closing on the Closing Date;

"Parties" means, collectively, the parties to this Agreement and "Party" means any of them;

"Permitted Encumbrances" means:

liens for taxes, assessments, government charges or levies which are not at the time due and delinquent or the validity of which is being contested in good faith provided that such contestation involves no loss or forfeiture of any of the Purchased Shares, and undetermined or inchoate liens or charges which have not at the time been filed pursuant to law against the applicable Person or which relate to obligations not then due or delinquent;

"Person" means an individual, corporation, partnership, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator, or other legal representative, government or governmental agency, department or instrumentality, or any group or combination thereof,

"Purchase Price" has the meaning set out in section 2.2;

"Purchased Shares" means all of the issued and outstanding shares in the capital of the Company and

"Taxes" means any and all income, profits, use, occupancy, transfer, franchise, withholding, payroll, employment, corporate, capital, stamp, business, realty, sales, fuel, excise or other taxes, duties, fees, surtaxes, assessments, levies, imposts or charges payable to or exigible by any governmental agency, authority or instrumentality, domestic or foreign.

1.2 Gender and Number. Any reference in this Agreement to gender shall include all genders and words used herein importing the singular number only shall include the plural and vice versa.

1.3 Headings, Etc. The division of this agreement into articles, sections, subsections and other subdivisions and the *insertion of headings are for convenience of reference only and shall not affect or be utilized in the construction or interpretation hereof

1.4 Currency. All references in this agreement to dollars, unless otherwise specifically indicated, are expressed in Canadian currency.

1.5 Governing Law. This agreement shall be construed, interpreted and the rights of the Parties determined in accordance with the laws, other than the conflicts of laws rules, of Barbados applicable therein and shall be treated in all respects as a Barbadian contract. The Parties hereby irrevocably attorn on a non-exclusive basis to the jurisdiction of the courts of Barbados.

1.6 Schedules. The following are the schedules attached to and incorporated in this Agreement by reference and deemed to be a part hereof.

Schedule                                     Documentation

1                                            Financial Statements
2                                            EPP Description
3                                            Contracts

1.7 Knowledge. Where any representation or warranty contained in this Agreement is expressly qualified by reference to the knowledge of a Party, the Party shall make due and diligent inquiry of such Persons (including without limitation appropriate officers of the Party) as would be reasonable in the circumstances as to the matters that are the subject of such representations and warranties.

1.8 Further Assurances. Upon the request of the other, each of the Parties shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered all such further acts, deeds, documents, assignments, transfers, conveyances, and assurances as may be reasonably necessary or desirable to effect complete consummation of the transactions contemplated by this Agreement.

1.9  Time Time shall be of the essence hereof

1.10 Notices. Any notice, document or other communication required or permitted by this agreement to be given by a Party shall be in writing and is sufficiently given if delivered personally or transmitted by fax to such party addressed as follows:

(a)  in the case of the Vendor to them at

Consolidated Sino Ventures Limited
"Sunstead", 9 Farringdon Close
Paradise Heights, St. James
Barbados, West Indies
Attention:                           Joy Aberback
Fax:                                 (246) 424-2076

(b)  in the case of the Purchaser to it at:

International Alpha Media~ Inc.
Chancery Chambers, High Street
Bridgetown, Barbados, West Indies
Attention:                           Vivian Boyce
Fax:                                 (246) 431-0076

(c)  in the case of Alpha to it at:

151 Bloor Street West, Suite 890
Toronto, Ontario, M5S IS4
with a copy to,

Aird & Berlis
Barristers & Solicitors
BCE Place, Suite 1800
181 Bay Street, Box 754
Toronto, Ontario, M5J 2T9
Attention:                            Sandra S. Cowan
Fax:                                  (416) 863-1515

Notice transmitted by fax or delivered personally shall be deemed received on the day of transmission or personal delivery, as the case may be if transmitted or delivered before 5:01 p.m. on a Business Day or on the next Business Day if transmitted or delivered after such. time, --Any Party may from time to time notify the others in the manner provided herein of any change of address which thereafter, until changed by like notice, shall be the address of such party for all purposes hereof.

Amendments. No supplement, modification, waiver or termination of this agreement shall be binding unless executed in writing by the Party to be bound thereby.

1.12 Waiver. No delay or failure of any party in exercising any right or remedy hereunder and no partial exercise of any such right or remedy shall be deemed to constitute a waiver of such right or remedy or any other rights or remedies of such party hereunder. No waiver of any of the provisions of this agreement shall be deemed or shall constitute a waiver of any other provisions (whether or not similar) nor shall such waiver constitute a continuing waiver unless otherwise expressly provided. Any consent by a party to or any waiver by a Party of any breach of any provision of this agreement shall not constitute a consent to or waiver of any subsequent, further or other breach of the provisions of this agreement.

1.13 Severability Each of the provisions of this agreement (and each part of each such provision) is severable from every other provision hereof (and every other part thereof). In the event that any provision (or part thereof) contained in this agreement or the application thereof to any circumstance shall be invalid, illegal or unenforceable, in whole or in part, in any jurisdiction and to any extent:

a) the validity, legality or enforceability of such provision (or such part thereof) in any other jurisdiction and of the remaining provisions contained in this agreement (or the remaining parts of such provision, as the case may be) shall not in any way be affected or impaired thereby;

b) the application of such provision (or such pail thereof) to circumstances other than those as to which it is held invalid, illegal or unenforceable shall not in any way be affected or impaired thereby;

c)   such  provision (or such part thereof) shall be severed from this agreement
     and   ineffective  to  the  extent  of  such   invalidity,   illegality  or
     unenforceability in such jurisdiction and in such circumstances; and

d) the remaining provisions of this Agreement (or the remaining parts of such provision. as the case may be) shall nevertheless remain in full force and effect.

1.14 Publicity Save as required by law or by any stock exchange, none of the Parties shall issue any press release or make any other public statement or announcement relating to or connected with or arising out of this Agreement or the matters contained herein, without obtaining the prior written approval of the other Parties to the contents and the manner of presentation and publication thereof. If disclosure is required by law or by any stock exchange, the disclosing Party shall consult in advance with the other Parties and attempt in good faith to reflect such other Parties' concerns in the required disclosure.

1.15 Successors in Interest This Agreement and the provisions hereof shall enure to the benefit of the Parties and their respective heirs, executors, personal legal representatives, successors and permitted assigns.

1.16 Expenses. All costs and expenses (including without limitation, the fees and disbursements of legal counsel investment advisers and auditors) incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such expenses.

1.17 Execution in Counterparts Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement, and each of which shall be deemed an original.

1.18 Joint and Several- All covenants, representations and wan-antics of Joy Aberback and Caliburn Enterprises Inc. contained herein are made on a joint and several basis.

ARTICLE 2

PURCHASE AND SALE OF PURCHASED SHARES

2.1 Purchased Shares Subject to the terms and conditions hereof, on Closing the Vendor shall sell, assign and transfer to the Purchaser the Purchased Shares free and clear of all Encumbrances and the Purchaser shall purchase from the Vendor the Purchased Shares.

2.2 Purchase Price- The Purchase Price (the"Purchase Price" payable by the Purchaser to the Vendor for the Purchased Shares shall be equal to $480,000 which should be paid and satisfied by the issue of 960,000 common shares of Alpha at a deemed issuance price of $0.50 per share to be allocated between Joy Aberback and Caliburn Enterprises Inc. as follows:

Joy Aberback                                   876,700 common shares
Calibum Enterprises Inc                        83,300 common shares


2.3 Effective Date. Notwithstanding the actual date of closing of the purchase and sale of the Purchased Shares, the effective date of the purchase and sale transaction shall be the Effective Date. The ownership of the Purchased Shares and all rights and attributes of ownership shall pass to the Purchaser as of the Effective Date.

ARTICLE 3
PRE-CLOSING MATTERS

3.1 Conditions Precedent. The obligation of the Purchaser to complete the purchase of the Purchased Shares is subject to the satisfaction of, or compliance of the following condition precedent is provided for the exclusive benefit of the Purchaser and may be waived by the Purchaser at or before the Time of Closing all corporate, legal and regulatory proceedings, approvals and consents (including without limitation, the consent of the Alberta Stock Exchange) as are reasonably considered necessary by the Purchaser's solicitors shall have been taken or obtained to permit the consummation of the transaction contemplated herein and all representations and warranties contained herein shall be true and correct at the time of closing.

3.2 Non-Fulfilment. If the condition set forth in section 3.1 is not satisfied or complied with, the Purchaser may:

a) refuse to complete the transaction contemplated herein by notice to the Vendor, and in such event, the Deposit shall be returned to the Purchaser without deduction but with all accrued interest and the Purchaser shall be released from all its obligations hereunder, it being expressly understood and agreed that the Purchaser may thereafter pursue any rights or remedies which it may have at law or in equity arising from the breach or default of the Vendor, including any claim for breach of representation, warranty or covenant hereunder, or

b) complete the transaction contemplated herein, it being expressly understood and agreed that the Purchaser may rely, notwithstanding such completion, upon any representations, warranties or covenants and conditions contained in this agreement;

provided that any of such condition may be waived in whole or in part, any such waiver to be binding on the Purchaser only if the same is in writing. No waiver by the Purchaser of such condition, in whole or in part, shall operate as a waiver of any other condition or part of a condition.

3.3 Interim Period. During the Interim Period, the Vendor shall cause the Company to conduct the Business in, and only in, the ordinary and normal course thereof in substantially the same manner as heretofore conducted and to preserve intact the Company's Assets and the Business, and not to:

a) enter into any transaction, undertake any action or refrain from taking any action which, if had been effected or had occurred before the date of this agreement, would constitute a breach of the representations, warranties, or agreements of the Vendor contained herein;
b) permit any of the Assets of the Company to be sold, assigned or subjected to any Encumbrance, make
c)   any capital expenditure or commitment therefore;
d) knowingly take or cause to be taken any steps, directly or indirectly which may in any way adversely affect the completion of the transaction contemplated herein;
e)   amend its constating documents or by-laws;
f) issue, authorize or propose the issuance of, or purchase or propose the purchase of,any shares or securities;
g) acquire or agree to acquire by amalgamating, merging or consolidating with, purchasing substantially all of the assets of or otherwise, any business or any corporation, partnership, association or other business organization or division thereof; and enter into any material or any transaction out of the ordinary course of Business.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES

The Vendor represents and warrants to the Purchaser as follows and acknowledges that the Purchaser is relying upon each of such representations and warranties in connection with the entering into of this agreement and the consummation of the transaction contemplated hereby:

4.1 Due Incorporation and Subsistence. The Company: (a) is a corporation duly incorporated, organized and validly subsisting and in good standing under the laws of Barbados; (b) has all necessary corporate power and authority to own or lease its property and assets and to carry on the business as now being conducted by it; (c) is duly qualified, licensed or registered to carry on the business as now being conducted; and (d) is in good standing in all jurisdictions in which the nature of the business conducted by it or the property owned by it makes such qualification, licensing or registration necessary.

4.2 Authorized Capital. The authorized and issued capital of the Company. No Person has any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option, including convertible securities,. warrants or convertible obligations of any nature for the purchase, subscription, allotment or issuance of any of the issued or unissued shares or securities convertible into unissued shares in the capital of the Company.

4.3  Validity of Agreement.

(a) The Vendor has all necessary right, power and authority to enter into, execute and deliver this agreement and to perform its obligations hereunder.

(b) The entry into, execution and delivery of this agreement and all other agreements and documents required to be delivered by the Vendor hereunder, the performance by the Vendor of its obligations hereunder and the consummation of the transactions contemplated hereby: (i) have been and will be duly authorized by all necessary action, and (ii) do not or will not conflict with or constitute a breach of or a default under or create any Encumbrance under (or would not with the passage of time or the giving of notice, or both, conflict with or constitute a breach of or a default under or create any Encumbrance under) any of the terms or provisions of the consisting documents, by-laws or resolutions of the Vendor or the Company or of any Contractual or Other Right or Obligation to which the Vendor or the Company is a party or by which it is bound.

(c) Each of this agreement and all other a ements and documents required to be delivered by the Vendor hereunder constitutes, or on delivery will constitute, a legal, valid and binding obligation of the Vendor enforceable against it in accordance with its terms, subject however to limitations with respect to enforcement imposed by law in connection with bankruptcy, insolvency and creditors' rights generally and to gener-al principles of equity, including the availability of equitable remedies such as specific performance and injunctive relief which are in the discretion of the court from which they are sought.

4.4 Changes since Balance Sheet Date. Since the Balance Sheet Date:

a) there has been no material adverse change in the financial position of the Company,nor has there been any material adverse change in the affairs, liabilities, Assets, operations or condition (financial or otherwise) of the Company or arising as a result of any legislative or regulatory change, revocation of any license or right to do business, fire, explosion, accident, casualty, labour trouble, flood, drought, riot, storm condemnation, act of God or otherwise;

b) the Company has not entered into, agreed to enter into or authorized any agreement,commitment or transaction to make capital expenditures;

c) the Company has not created, assumed, incurred or paid any Debt or ContingentLiability;

d) the Company has not, directly or indirectly, declared or paid* any dividends or declared or made any other distribution on any of its shares of any class and have not, directly or indirectly, redeemed, purchased or otherwise acquired any of its shares of any class or agreed to do so;

e)   the Business has been carried on in the ordinary course; and

f) no payments have been made or authorized by the Company to and no benefits have been conferred or authorized to be conferred upon and no transactions have been entered into with or have otherwise involved the Company current or former officers, directors, shareholders or employees or any Person not dealing at "arm's length" (as such term is defined under the Income Tax Act (Canada)) with the Company or any of the foregoing or any Person who would be considered a "related party" of the Company under generally accepted accounting principles, except, in the case of employment-related items, in the ordinary course of business and at the regular rates payable to them as salary, pension, bonuses or other remuneration or reimbursement of any nature.

4.5 Title to Purchased Shares. The Vendor is the registered and beneficial owner of the Purchased Shares and has good and marketable title to the Purchased Shares, free and clear of any and all Encumbrances. The delivery to the Purchaser of the share certificates representing the Purchased Shares shall result in the Purchaser obtaining good and marketable title to the Purchased Shares, free and clear of any and all Encumbrances. No Person, other than the Vendor, has any interest, direct or indirect, beneficial or otherwise, in the Purchased Shares.

4.6 Litigation. There is no action, suit, proceeding, at law or in equity, claim or demand by any Person or entity, or any investigation, arbitration or any administrative or other proceeding by or before any court, governmental or other instrumentality or agency, pending, or, threatened against or affecting the Vendor, the Assets of the Company, the Purchased Shares or the Company or which questions the validity of any action taken by the Company, and the Vendor does not know of any valid basis therefor. The Vendor and the Company are not subject to any judgment, order or decree entered in any law suit or proceeding.

4.7 Financial Statements. The Financial Statements have been prepared in accordance with generally accepted accounting principles and present fairly:

a) the assets and liabilities (whether accrued, absolute, contingent or otherwise) of and all claims against the Company as at the respective dates of the statements;
b) the financial position and condition of the Company as at the respective dates of the statements; and
c) the revenues, earnings and results of operations of the Company f8-r -the periods ended at the respective dates of the statements.

The financial position of the Company is now and will at the Time of Closing be at least as good as that shown by or reflected in the Financial Statements.

4.8 Books and Records. All accounts, books, ledgers and other financial and accounting records of the Company have been fully, properly and accurately kept and completed and are up-to-date and there are no material inaccuracies or discrepancies of any kind contained or reflected therein. Each Company does not have any of its records, systems, controls, data or information recorded, stored, maintained, operated or otherwise wholly or partly dependent upon or held by any means (including any electronic, mechanical or photographic process, whether computerized or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership and direct control of the Company. The books and records of each Company fairly and correctly set out and disclose in all material respects, in accordance with generally accepted accounting principles and all applicable laws and regulations, the financial position of such Company as at the date hereof and all material financial transactions relating to the business of such Company have been accurately recorded in such books and records.

4.9 Assets. The Company has good and marketable title to all its Assets (real and personal, tangible and intangible, including leasehold interests), including, without limitation, all the properties and assets reflected in the balance sheet forming part of the Financial Statements and, without limiting the foregoing, owns all copyright ownership and distribution rights to the EPP. The Company does not own or have an interest in a material Asset which is not reflected on the Financial Statements.

4.10 Leases. The Company is not party to any lease, sublease, conditional sales contracts, franchises, licenses or other agreements.

4.11 Contracts. Schedule 3 sets out all of the contracts, agreements, engagements or commitments to which the Company is a party or by which it is bound. Except as set forth in Schedule 3 the Company is not A party to, or bound by:

(a) any employment, service or management agreement (written or oral), bonus, deferred compensation, pension, profit sharing, stock option, employee stock purchase, retirement or other employee benefit plan, or any collective agreements or any agreement (oral or written) providing for compensation to be paid to any employee;

(b) any contractual or other right or obligation;

(c) any loan or advance to, or investment in, any other Person or any Contractual or

Other Right or Obligation relating to the making of any such loan, advance or investment; or

(d) any bonds, debentures, mortgages, notes or other Debt whatsoever or any agreement to create or issue any bonds, debentures, mortgages, notes or other Debt.

4.12 No Breach of Contracts. Each contract or agreement set forth in schedule 3 is in full force and effect and unamended, each Company is entitled to all rights and benefits thereunder and there exists no default or event of default or event, occurrence, condition or act (including the purchase of the Purchased Shares hereunder) which, with the giving of notice, the lapse of time or the happening of any other event or condition, would become a default or event of default thereunder and the terms and conditions of such contracts and agreements will not be affected by the completion of the transactions contemplated hereunder.

4.13 Taxes. Each Company has duly filed within the times and within the manner prescribed by law, all federal, provincial, local and foreign tax returns and tax reports which are required to be filed by or with respect to the Company. The information contained in such returns and reports is true and correct and reflects accurately, in all respects, all liability for Taxes of the Company for the periods covered thereby. All Taxes, assessments and reassessments (including charges, interest, dues, fines, and penalties) payable by, or due from, each Company on or before the date hereof have been fully paid or adequately disclosed and fully provided for in the books and financial statements of each Company. No examination of any tax return of each Company is currently in progress, there are no outstanding agreements or waivers extending the statutory period providing for an extension of time with respect to the assessment or re-assessment of any Taxes or the filing of any tax return by, or any payment of any Taxes by, or levying of any governmental charge against, the Company, and there are no actions, audits, assessments, re-assessments, suits, proceedings, investigations or claims now threatened or pending against each Company in respect of Taxes or governmental charges or any matters under discussion with any governmental authority relating to Taxes or governmental charges asserted by any such authority nor is the Vendor aware of any grounds therefor. Each Company has withheld from each payment made by it the amount of all Taxes and other deductions required to be withheld therefrom and has paid the same to the proper taxing or other authority within the time prescribed under any applicable legislation or regulation.

4.14 Employment The Company does not have any employees

4.15 Debts. There are no Debts of any kind whatsoever (accrued, absolute, Contingent or otherwise) in respect of which the Company is liable at the date hereof or may become liable on or after the consummation of the transactions contemplated by this agreement other than:

(a)  Debts  disclosed  on,  reflected  in  or  provided  for  in  the  Financial
     Statements,
(b) Debts disclosed or referred to in this agreement or in the schedules attached hereto,
and

(c) Debts incurred in the ordinary course of business and attributable to the period since the Balance Sheet Date, none of which has been materially adverse to the nature of the business, results of operations, Assets, financial condition or manner of conducting the business of the Company and which, in the aggregate, do not exceed $5,000.

4.16 Full Disclosure. This Agreement, all schedules hereto and all certificates delivered in accordance with the terms hereof and any document or statement in writing which has been or is to be supplied in connection with the transaction contemplated hereby, do not contain any untrue statement of a material fact, or omit any statement of a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact known to the Vendor which materially and adversely affects the business, prospects or financial condition of the Company, the Business or the Company's Assets, or which might reasonably be expected to deter the Purchaser from completing the transaction contemplated.

4.17 Survival. All covenants, representations and warranties made herein or in any agreement, certificate or other document delivered or given pursuant to this agreement shall survive the execution and delivery of this agreement and the completion of the transaction contemplated by this agreement and, notwithstanding such completion or any investigation made by or on behalf of the Party to whom or in whose favour such covenants, representations and warranties were made, shall continue in full force and effect, for a period of two years following the Closing Date, after which period the respective Parties shall be released from their respective obligations and liabilities hereunder, except in respect of claims made in writing prior to expiry of such period, provided that:

(a) all covenants, representations and warranties relating to Taxes, tax liability or other tax matters for any period ending prior to or on the Closing Date shall survive the Closing for any period during which any taxing authority may make any claim or assessment based on any return filed or failed to be filed plus a period of six months, after which period the Purchaser and Vendor shall be released from their respective obligations and liabilities hereunder, except in respect, of claims made in writing prior to the expiry of such period,

(b) any claim based on or with respect to the inaccuracy or non-performance or non fulfillment or breach of any representation, warranty or covenant of a Party respecting Taxes, tax liability or other tax matters set out herein may be brought by the Purchaser or Vendor, as the case may be, at any time, if such claim is based upon any failure or omission to file a return or any misrepresentation made or fraud committed in filing a return or in supplying information under any legislation pursuant to which a Tax is imposed,

(c) any claim based upon any misrepresentation, or breach or inaccuracy in any of the representations and warranties of a Party set out herein may be brought against such Party at any time if such Party knew of such misrepresentation, breach or inaccuracy at the time such representation or warranty was made by such Party, and

(d) any claim based upon a defect in title of or the inability of the Vendor to sell the purchased Shares may be brought by the Purchaser at any time.

(e) 4.18 Indemnification. The Vendor shall indemnify and save the Purchaser and its shareholders, directors, officers, employees, agents and representatives (and the Purchaser shall be deemed to be a trustee and agent with respect thereto) harmless of and from any liability, obligation, cost, expenses, damage or loss whatsoever arising out of, under, or pursuant to:

(a) any incorrectness in, or breach of, or default under, any representation or warranty or covenant of the Vendor hereunder or in any certificate or other document delivered by the Vendor pursuant hereto;

(b) any assessment for Taxes, interest and/or penalties of or relating to the Company;

all claims, demands, suits, causes of action, proceedings, judgments, costs and expenses or other liabilities of any kind whatsoever in respect of the foregoing, including reasonable legal fees and disbursements in connection with the foregoing; and

the nonfulfillment of any condition contained herein for which it is solely responsible.

ARTICLE 5
CLOSING

5.1 Closing. The Closing of the purchase and sale of the Purchased Shares shall takeplace at the Time of Closing on the Closing Date at the Offices of Messrs. Aird & Berlis, Toronto, or at such other place and/or time as the Parties may mutually agree upon.

5.2  Closing Deliveries. At the Time of Closing, the Vendor shall deliver to the
     Purchaser:

a) share certificates representing the Purchased Shares duly endorsed in blank for transfer;
b) a certificate of the Vendor confirming the truth and accuracy of its representations and warranties;
c)   the resignation of the officers and directors of the Company;
d) a release in favour of each Company from each of the directors and officers of the Company; and
e) all other assurances, transfers, assignments, consents, legal opinions and other documents as the Purchaser's solicitors consider reasonably necessary or-desirable to validly and effectively complete the transactions contemplated hereby.

     IN WITNESS WHEREOF the Parties have executed this Agreement as of the date first above written.



                                                INTERNATIONAL ALPHA MEDIA, INC.


                                                /s/
                                                -------------------------------


                                                ALPHA VENTURES, INC.


                                                Per: /s/
                                                    ---------------------------


SIGNED SEALED AND DELIVERED     )
In the presence of:             )
                                )
/s/                             )       /s/ Joy Aberback
----------------                )       -----------------
Witness                         )


                                                CALIBURN ENTERPRISES, INC.

                                                Per: /s/
                                                    ---------------------------